UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 4, 2025

MARQETA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40465	27-4306690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
180 Grand Avenue, 6th Floor
Oakland, California 94612
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (510) 671-5437
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MQ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On December 4, 2025, the Board of Directors (the “Board”) of Marqeta, Inc. ("Marqeta" or the "Company") approved an additional share repurchase program authorizing the Company to purchase up to an aggregate of $100 million of the Company’s Class A common stock (the “December 2025 Share Repurchase Program”). This December 2025 Share Repurchase Program is distinct from the existing 2025 Share Repurchase Program (as defined in the Company’s most recent quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on November 5, 2025). The 2025 Share Repurchase Program has been fully completed with no authorization remaining. In making the determination that the December 2025 Share Repurchase Program is in the best interest of the Company and its stockholders, the Board considered a number of factors including, but not limited to, the Company’s liquidity and capital allocation strategy, legal and regulatory compliance, the effect of any repurchases on concentration of ownership and voting power, and the effect of any repurchases on any of our periodically reported financial metrics. For the avoidance of doubt, the Board does not expect that the repurchases contemplated under the December 2025 Share Repurchase Program would result in any stockholder having a majority of voting power.

Under the December 2025 Share Repurchase Program, the Company may repurchase shares from time to time through open market purchases, in privately negotiated transactions or by other means, including through the use of trading plans intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in accordance with applicable securities laws and other restrictions, including Rule 10b-18 under the Exchange Act. The timing and total amount of any stock repurchases will be determined at management’s discretion and depend upon business, economic and market conditions, corporate and regulatory requirements, prevailing stock prices and other considerations. The execution of the repurchase program will be consistent with the Company’s capital allocation strategy, which prioritizes investments to grow the business. The share repurchase program has no termination date, and does not obligate Marqeta to acquire a specific number of shares of Class A common stock and may be canceled or suspended at any time without notice.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQETA, INC.
Date: December 8, 2025	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Chief Executive Officer and Chief Financial Officer